SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2000


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2000, providing for the issuance of C-BASS Trust 2000-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-8142-12               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 2000-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2000 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On December 26, 2000 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  January 2, 2001              By:  /s/ Karen Dobres
                                        Karen Dobres
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 26, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                December 26, 2000


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   December 26, 2000


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                    CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST     BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
T21       70,811,000.00   58,710,251.54     699,028.90    448,823.56       1,147,852.46       0.00           0.00   58,011,222.64
T23       71,193,000.00   58,560,513.00   1,773,396.82    473,482.89       2,246,879.71       0.00           0.00   56,787,116.18
T25       34,386,000.00   25,691,997.37     310,430.21          0.00         310,430.21       0.00           0.00   25,381,567.16
R1                 0.00            0.00           0.00    172,032.33         172,032.33       0.00           0.00            0.00

TOTALS   176,390,000.00  142,962,761.91   2,782,855.93  1,094,338.78       3,877,194.71       0.00           0.00  140,179,905.98

T22        4,320,549.58    4,320,064.10           0.00     33,025.69          33,025.69       0.00           0.00    3,588,198.66
T24        4,223,506.15    5,279,155.43           0.00     42,683.88          42,683.88       0.00           0.00    3,496,015.01
T26        2,098,054.64    2,529,968.89           0.00          0.00               0.00       0.00           0.00    2,311,861.22
-----------------------------------------------------------------------------------------------------------------------------------



             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T21              829.11202412      9.87175580     6.33833105   16.21008685    819.24026832      T21      9.490000
T23              822.55998483     24.90970770     6.65069445   31.56040215    797.65027713      T23     10.037000
T25              747.16446723      9.02780812     0.00000000    9.02780812    738.13665911      T25      0.000000
TOTALS           810.49244237     15.77672164     6.20408629   21.98080793    794.71572073      TOTALS
T22              999.88763467      0.00000000     7.64386321    7.64386321    830.49588798      T22      9.490000
T24            1,249.94619222      0.00000000    10.10626680   10.10626680    827.75184547      T24     10.037000
T26            1,205.86415709      0.00000000     0.00000000    0.00000000  1,101.90705996      T26      0.000000
-------------------------------------------------------------------------------------------  ------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  December 26, 2000


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                    CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         70,811,000.00   58,710,251.54     942,462.33    390,912.42     1,333,374.75       0.00           0.00   57,767,789.21
A2         71,193,000.00   58,560,513.00   1,783,140.42    327,267.87     2,110,408.29       0.00           0.00   56,777,372.58
A3         34,386,000.00   25,691,997.37     251,182.80    171,922.28       423,105.08       0.00           0.00   25,440,814.57
BB         10,000,000.00    9,150,409.07           0.00     26,780.02        26,780.02       0.00           0.00    9,150,409.07
X          10,642,110.37   10,642,110.37           0.00          0.00             0.00       0.00           0.00   10,642,110.37
R                   0.00            0.00           0.00          0.00             0.00       0.00           0.00            0.00
TOTALS    197,032,110.37  162,755,281.35   2,976,785.55    916,882.59     3,893,668.14       0.00           0.00  159,778,495.80
----------------------------------------------------------------------------------------------------------------------------------


             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1               829.11202412     13.30954696     5.52050416   18.83005112    815.80247716      A1       7.990000
A2               822.55998483     25.04656947     4.59691079   29.64348026    797.51341536      A2       6.937500
A3               747.16446723      7.30479846     4.99977549   12.30457395    739.85966876      A3       8.030000
BB               915.04090700      0.00000000     2.67800200    2.67800200    915.04090700      BB       8.000000
X              1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000      X        0.000000
-------------------------------------------------------------------------------------------
TOTALS           826.03429991     15.10812397     4.65346784   19.76159182    810.92617594
-------------------------------------------------------------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:
                    ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   December 26, 2000



Sec. 4.03(iii) Overcollateralization Levels, Targets and Distributable Excess
        Group 1 O/C Amount                                                                      4,530,660.99
        Group 1 Targeted O/C Amount                                                             5,400,080.13
        Group 1 Distributable Excess Spread                                                        73,244.77
        Group 1 Overcollateralizaton Deficiency Amount                                            869,419.14

        Group 2 O/C Amount                                                                      5,279,155.43
        Group 2 Targeted O/C Amount                                                             5,279,155.43
        Group 2 Distributable Excess Spread                                                         9,743.60
        Group 2 Overcollateralizaton Deficiency Amount                                                  0.00

        Group 3 O/C Amount                                                                      2,563,044.02
        Group 3 Targeted O/C Amount                                                             2,622,291.43
        Group 3 Distributable Excess Spread                                                        54,208.26
        Group 3 Overcollateralizaton Deficiency Amount                                             59,247.41

Sec. 4.03 (iv) Servicing Fee                                                                       61,517.90
Sec. 4.03 (iv) PMI Scheduled Service Fees                                                          11,116.29
Sec. 4.03 (xix) Trustee Fee                                                                         1,615.54
Sec. 4.03 (xvii) Premium                                                                           23,827.13

Special Servicing Fee Due This Period                                                              55,650.00
Previously Unpaid Special Servicing Fees                                                          109,619.94
Total Special Servicing Fees Due                                                                  165,269.94
Special Servicing Fee Paid This Period                                                                  0.00
Cummulative Unpaid Special Servicing Fee                                                          165,269.94

Sec. 4.03(v) Current Advances                                                                           0.00

Sec. 4.03(vi) Collateral Balances
        Collateral Balance Group 1 Sub-Group 1A                                               17,027,388.07
        Collateral Balance Group 1 Sub-Group 1B                                               45,271,062.13
        Collateral Balance Group 1 Total                                                      62,298,450.20
        Collateral Balance Group 2 Sub-Group 2A                                                7,296,192.21
        Collateral Balance Group 2 Sub-Group 2B                                               54,760,335.80
        Collateral Balance Group 2 Total                                                      62,056,528.01
        Collateral Balance Group 3 Total                                                      28,003,858.59


Sec. 4.03(vii) Beginning Loan Count
        Group 1A Beginning Number of Loans                                                            214.00
        Group 1B Beginning Number of Loans                                                            773.00
        Total Group 1 Beginning Number of Loans                                                       987.00
        Group 2A Beginning Number of Loans                                                             23.00
        Group 2B Beginning Number of Loans                                                            539.00
        Total Group 2 Beginning Number of Loans                                                       562.00
        Total Group 3 Beginning Number of Loans                                                       441.00
        Total Beginning Number of Loans - All Groups                                                1,990.00

Sec. 4.03(vii) Ending Loan Count
        Group 1A Ending Number of Loans                                                               214.00
        Group 1B Ending Number of Loans                                                               764.00
        Total Group 1 Ending Number of Loans                                                          978.00
        Group 2A Ending Number of Loans                                                                23.00
        Group 2B Ending Number of Loans                                                               522.00
        Total Group 2 Ending Number of Loans                                                          545.00
        Total Group 3 Ending Number of Loans                                                          437.00
        Total Ending Number of Loans                                                                1,960.00

Sec. 4.03(vii) Weighted Average Mortgage Rate
        Weighted Average Mortgage Rate for All Loans                                                10.3460%
        Group 1A Weighted Average Mortgage Rate                                                      8.3389%
        Group 1B Weighted Average Mortgage Rate                                                     10.6230%
        Group 1 Weighted Average Mortgage Rate                                                      10.0033%
        Group 2A Weighted Average Mortgage Rate                                                      9.5600%
        Group 2B Weighted Average Mortgage Rate                                                     10.6770%
        Group 2 Weighted Average Mortgage Rate                                                      10.5490%
        Group 3 Weighted Average Mortgage Rate                                                      10.6510%

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   December 26, 2000


Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            93         5,942,753.08           9.54 %
                    2 Month            32         2,344,521.65           3.76 %
                    3 Month           219        14,214,816.91          22.82 %
                    Total             344        22,502,091.64          36.12 %


                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month           33         3,266,089.07            5.26 %
                    2 Month           10           859,482.68            1.38 %
                    3 Month          105        10,398,949.34           16.76 %
                    Total            148        14,524,521.09           23.40 %

                                        Group 3
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month           59         3,357,783.11           11.99 %
                    2 Month           24         1,474,672.54            5.27 %
                    3 Month           82         5,480,893.76           19.57 %
                    Total            165        10,313,349.41           36.83 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month          185        12,566,625.26            8.25 %
                    2 Month           66         4,678,676.87            3.07 %
                    3 Month          406        30,094,660.01           19.75 %
                    Total            657        47,339,962.14           31.07 %

                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Number of Loans 30 Days Delinquent in Group 1A                                                          18.00
Balance of Loans 30 Days Delinquent in Group 1A                                                  1,857,898.98
Number of Loans 30 Days Delinquent in Group 1B                                                          75.00
Balance of Loans 30 Days Delinquent in Group 1B                                                  4,084,854.10
Number of Loans 30 Days Delinquent in Group 2A                                                           2.00
Balance of Loans 30 Days Delinquent in Group 2A                                                    530,258.26
Number of Loans 30 Days Delinquent in Group 2B                                                          31.00
Balance of Loans 30 Days Delinquent in Group 2B                                                  2,735,830.81
Number of Loans 30 Days Delinquent in Group 3                                                           59.00
Balance of Loans 30 Days Delinquent in Group 3                                                   3,357,783.11

                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Number of Loans 60 Days Delinquent in Group 1A                                                          10.00
Balance of Loans 60 Days Delinquent in Group 1A                                                    894,950.41
Number of Loans 60 Days Delinquent in Group 1B                                                          22.00
Balance of Loans 60 Days Delinquent in Group 1B                                                  1,449,571.24
Number of Loans 60 Days Delinquent in Group 2A                                                           0.00
Balance of Loans 60 Days Delinquent in Group 2A                                                          0.00
Number of Loans 60 Days Delinquent in Group 2B                                                          10.00
Balance of Loans 60 Days Delinquent in Group 2B                                                    859,482.68
Number of Loans 60 Days Delinquent in Group 3                                                           24.00
Balance of Loans 60 Days Delinquent in Group 3                                                   1,474,672.54

                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Number of Loans 90+ Days Delinquent in Group 1A                                                        102.00
Balance of Loans 90+ Days Delinquent in Group 1A                                                 7,429,562.10
Number of Loans 90+ Days Delinquent in Group 1B                                                        117.00
Balance of Loans 90+ Days Delinquent in Group 1B                                                 6,785,254.81
Number of Loans 90+ Days Delinquent in Group 2A                                                          1.00
Balance of Loans 90+ Days Delinquent in Group 2A                                                   490,709.10
Number of Loans 90+ Days Delinquent in Group 2B                                                        104.00
Balance of Loans 90+ Days Delinquent in Group 2B                                                 9,908,240.24
Number of Loans 90+ Days Delinquent in Group 3                                                          82.00
Balance of Loans 90+ Days Delinquent in Group 3                                                  5,480,893.76


                       Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   December 26, 2000



Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure
                                           Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                           41           2,489,629.23            4.00%

                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                           42           4,569,174.56            7.36%

                                         Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                           32           2,159,877.31            7.71%

                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                          115           9,218,681.10            6.05%


Number of Foreclosures in Group 1A                                                      14.00
Balance of Foreclosures in Group 1A                                              1,055,291.33
Number of Foreclosures in Group 1B                                                      27.00
Balance of Foreclosures in Group 1B                                              1,434,337.90
Number of Foreclosures in Group 2A                                                       1.00
Balance of Foreclosures in Group 2A                                                490,709.10
Number of Foreclosures in Group 2B                                                      41.00
Balance of Foreclosures in Group 2B                                              4,078,465.46
Number of Foreclosures in Group 3                                                       32.00
Balance of Foreclosures in Group 3                                               2,159,877.31


Sec. 4.03(viii)Loans in Bankruptcy
                                           Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                       137              9,223,547.83            14.81%

                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        45              3,734,030.65             6.02%

                                          Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        30              1,682,412.83             6.01%


                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                       212            14,639,991.31             9.61%


Number of Bankruptcies in Group 1A                                                             81.00
Balance of Bankruptcies in Group 1A                                                     5,960,904.70
Number of Bankruptcies in Group 1B                                                             56.00
Balance of Bankruptcies in Group 1B                                                     3,262,643.13
Number of Bankruptcies in Group 2A                                                              0.00
Balance of Bankruptcies in Group 2A                                                             0.00
Number of Bankruptcies in Group 2B                                                             45.00
Balance of Bankruptcies in Group 2B                                                     3,734,030.65
Number of Bankruptcies in Group 3                                                              30.00
Balance of Bankruptcies in Group 3                                                      1,682,412.83

Number of 30 Day Bankruptcies in Group 1A                                                       0.00
Balance of 30 Day Bankruptcies in Group 1A                                                      0.00
Number of 30 Day Bankruptcies in Group 1B                                                       6.00
Balance of 30 Day Bankruptcies in Group 1B                                                314,259.94
Number of 30 Day Bankruptcies in Group 2A                                                       0.00
Balance of 30 Day Bankruptcies in Group 2A                                                      0.00
Number of 30 Day Bankruptcies in Group 2B                                                       2.00
Balance of 30 Day Bankruptcies in Group 2B                                                111,318.44
Number of 30 Day Bankruptcies in Group 3                                                        3.00
Balance of 30 Day Bankruptcies in Group 3                                                 239,575.09

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   December 26, 2000


Number of 60 Day Bankruptcies in Group 1A                                                       5.00
Balance of 60 Day Bankruptcies in Group 1A                                                379,156.53
Number of 60 Day Bankruptcies in Group 1B                                                       3.00
Balance of 60 Day Bankruptcies in Group 1B                                                264,758.48
Number of 60 Day Bankruptcies in Group 2A                                                       0.00
Balance of 60 Day Bankruptcies in Group 2A                                                      0.00
Number of 60 Day Bankruptcies in Group 2B                                                       1.00
Balance of 60 Day Bankruptcies in Group 2B                                                144,840.08
Number of 60 Day Bankruptcies in Group 3                                                        2.00
Balance of 60 Day Bankruptcies in Group 3                                                  98,022.30


Number of 90+ Day Bankruptcies in Group 1A                                                     76.00
Balance of 90+ Day Bankruptcies in Group 1A                                             5,581,748.17
Number of 90+ Day Bankruptcies in Group 1B                                                     47.00
Balance of 90+ Day Bankruptcies in Group 1B                                             2,683,624.71
Number of 90+ Day Bankruptcies in Group 2A                                                      0.00
Balance of 90+ Day Bankruptcies in Group 2A                                                     0.00
Number of 90+ Day Bankruptcies in Group 2B                                                     42.00
Balance of 90+ Day Bankruptcies in Group 2B                                             3,477,872.13
Number of 90+ Day Bankruptcies in Group 3                                                      25.00
Balance of 90+ Day Bankruptcies in Group 3                                              1,344,815.44


Sec. 4.03(ix)Loans in REO

                                          Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                         11             672,417.03              1.08%

                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                         9              997,819.31              1.61%


                                          Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        3              31,809.31                0.1%


                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        23              1,702,045.65            1.12%



Number of Reo's in Group 1A                                                             0.00
Balance of Reo's in Group 1A                                                            0.00
Number of Reo's in Group 1B                                                            11.00
Balance of Reo's in Group 1B                                                      672,417.03
Number of Reo's in Group 2A                                                             0.00
Reo's in Group 2A                                                                       0.00
Number of Reo's in Group 2B                                                             9.00
Reo's in Group 2B                                                                 997,819.31
Number of Reo's in Group 3                                                              3.00
Reo's in Group 3                                                                   31,809.31

Sec. 4.03(x) Sec. 4.03(x) REO Book Value
        REO Book Value Group 1A                                                         0.00
        REO Book Value Group 1B                                                   672,417.03
        REO Book Value Group 2A                                                         0.00
        REO Book Value Group 2B                                                   997,819.31
        REO Book Value Group 3                                                     31,809.31

Sec. 4.03(xi) Principal Prepayments
        Principal Prepayments Group 1A                                                  0.00
        Principal Prepayments Group 1B                                            565,564.55
        Principal Prepayments Group 2A                                                  0.00
        Principal Prepayments Group 2B                                          1,740,303.78
        Principal Prepayments Group 3                                             112,695.82


Sec. 4.03(xii) Realized Losses
        Realized Losses Incurred in Group 1A                                            0.00
        Realized Losses Incurred in Group 1B                                       32,836.54
        Realized Losses Incurred in Group 2A                                            0.00
        Realized Losses Incurred in Group 2B                                        9,743.11
        Realized Losses Incurred in Group 3                                        32,730.80

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   December 26, 2000


Sec. 4.03(xii) Cummulative Realized Losses
        Cummulative Realized Losses Incurred in Group 1A                                36,147.45
        Cummulative Realized Losses Incurred in Group 1B                                67,255.92
        Cummulative Realized Losses Incurred in Group 2A                                     0.00
        Cummulative Realized Losses Incurred in Group 2B                                 9,743.11
        Cummulative Realized Losses Incurred in Group 3                                193,035.99

Sec. 4.03(xiii)Extraordinary Trust Fund Expense                                              0.00

Sec. 4.03(xv)Outstanding A2 Available Funds Cap Carryover Amount                             0.00

Sec. 4.03(xvi) Current Unpaid Interest
        Class A1 Current Unpaid Interest Shortfall                                           0.00
        Class A2 Current Unpaid Interest Shortfall                                           0.00
        Class A3 Current Unpaid Interest Shortfall                                           0.00
        Class BB Current Unpaid Interest Shortfall                                      34,222.71

Sec. 4.03(xvi) Cummulative Unpaid Interest
        Class A1 Cummulative Unpaid Interest Shortfall                                       0.00
        Class A2 Cummulative Unpaid Interest Shortfall                                       0.00
        Class A3 Cummulative Unpaid Interest Shortfall                                       0.00
        Class BB Cummulative Unpaid Interest Shortfall                                 117,778.07

Sec. 4.03(xvii) Net Prepayment Interest Shortfalls                                           0.00

Sec. 4.03(xx) Trigger Status by Group

        Has the Group 1 Trigger Event Occured                                                 YES
        Has the Group 1 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 1 Overcollateralization Step Up Trigger Event Occured                   YES

        Has the Group 2 Trigger Event Occured                                                 YES
        Has the Group 2 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 2 Overcollateralization Step Up Trigger Event Occured                   YES

        Has the Group 3 Trigger Event Occured                                                 YES
        Has the Group 3 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 3 Overcollateralization Step Up Trigger Event Occured                   YES

Sec. 4.03(xx) Cummulative Realized Losses as a Percentage of Original Loan Group Balance
 Group 1 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000004%
 Group 2 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000000%
 Group 3 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000009%

Sec. 4.03(xx) Rolling 3 Month Delinquency Percentage by Group - used to determine O/C Step Up Trigger
 Delinquency Percentage by Group 1                                                      22.454618%
 Delinquency Percentage by Group 2                                                      16.650137%
 Delinquency Percentage by Group 3                                                      17.274939%

Sec. 4.03(xx) Rolling 6 Month Delinquency Percentage by Group - used to determine Trigger Event per Group
        Cummulative Annual Loss Percentage by Group 1                                   22.821505%
        Cummulative Annual Loss Percentage by Group 2                                   14.552990%
        Cummulative Annual Loss Percentage by Group 3                                   12.969346%

4.03(xx) Cummulative Annual Loss Percentage by Group
        Annual Loss Percentage Group 1                                                  0.016328%
        Annual Loss Percentage by Group 2                                               0.067883%
        Annual Loss Percentage by Group 3                                               0.067883%

Sec. 4.03(xxi) Available Funds by Group
        Group 1 Available Funds                                                       1,173,627.70
        Group 2 Available Funds                                                       2,302,619.70
        Group 3 Available Funds                                                         416,083.39

Sec. 4.03(xxv) Prepayment Penalties/Premiums                                             26,780.02

Sec. 4.03(xxvi) HLTV Reserve Account
        Beginning Balance                                                                  80,789.33
        Total Deposits to the HLTV Reserve Account                                              0.00
        Transfer from HLTV Reserve Account                                                      0.00
        Ending Balance                                                                     80,789.33

Sec. 4.03 Class BB Interest Shortfall Account
        Beginning Balance                                                                       0.00
        Proceeds from Permitted Investments                                                     0.00
        Permitted Investments Paid to Class X                                                   0.00
        Unpaid Interest Payments Made to the BB Class                                           0.00
        Pay Down Payment to the X Class                                                         0.00
        Ending Balance                                                                          0.00

Sec 4.03 Class X Distributable Amount                                                           0.00

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